Teads Files Lawsuit Against Google Seeking Financial Damages Following Federal Court Antitrust Ruling

NEW YORK – August 3, 2026 – Teads Holding Co. (Nasdaq: TEAD), the omnichannel outcomes platform, today announced that it has filed a lawsuit in the U.S. District Court for the Southern District of New York against Google LLC and Alphabet Inc. (together, "Google") seeking financial damages and other legal remedies. The lawsuit follows the ruling by the U.S. District Court for the Eastern District of Virginia, which found that Google LLC had engaged in unlawful anticompetitive practices and monopolistic conduct in certain digital advertising technology markets.

Teads' complaint outlines how Google's exclusionary ad tech practices directly restricted fair competition across digital advertising markets, limiting growth and revenue potential for independent platforms, publishers, and advertisers. As a participant in the global ad tech ecosystem, Teads filed the litigation to hold Google accountable for historical marketplace distortions and to recover monetary damages resulting from Google’s unlawful behavior.

"Teads was built to empower publishers to thrive by connecting them with leading advertisers and maximizing their yield through innovative formats, premium user experiences, and scalable monetization technology," said David Kostman, Chief Executive Officer of Teads. "For years, Google used its dominance to suppress fair competition and distort the digital ad tech ecosystem to its own advantage. We filed this action to recover the financial damages caused to our business and restore a transparent, competitive marketplace for publishers and advertisers.”

Teads is represented in this litigation by Kellogg, Hansen, Todd, Figel & Frederick, P.L.L.C. A copy of the complaint is attached as Exhibit 99.2 to Teads’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 3, 2026.

About Teads

Teads (Nasdaq: TEAD) is a leading omnichannel advertising platform focused on driving outcomes for brand and performance advertisers across screens. With a focus on meaningful business outcomes for full funnel objectives, Teads drives value by leveraging predictive AI technology to connect quality media, beautiful brand creative, and context-driven addressability and measurement. Teads is directly partnered with more than 10,000 publishers and 20,000 advertisers globally. The company is headquartered in New York, New York, with a global team of around 1,700 people in 30+ countries.
For more information, visit http://www.teads.com.
Forward-Looking Statements.
This Press Release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements related to our lawsuit against Google, the purpose and reason for the lawsuit, and any anticipated damages related to the lawsuit. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern the Company’s expectations, strategy, plans or intentions or are not statements of historical fact.

The Company has based these forward-looking statements largely on the Company’s expectations and projections regarding future events. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including but not limited to, the uncertainty and timing of any resolution to the lawsuit and the amount of damages or other remedies we may recover, if any, and the other important risks described in the sections entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2026, and in our other public filings, each filed with the Securities and Exchange Commission (the “SEC”), which are available on the Company’s website at https://investors.teads.com/ and on the SEC’s website at www.sec.gov.

Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this Press Release relate only to events as of the date on which the statements are made. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to update and does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.
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